EXHIBIT 23.1


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To CAS Medical Systems, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-19825) of our report dated January 23, 1996, included in the Company's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


                                 /s/ Arthur Andersen LLP
                                 Arthur Andersen LLP



Stamford, Connecticut
February 17, 1996